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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                                April 15,1999
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                      (Date of earliest event reported)



                           Frederick Brewing Co.
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          (Exact name of registrant as specified in its charter)


Maryland                           0-27800                     52-1769647
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


4607 Wedgewood Blvd., Frederick, Maryland                     10119-0002
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(Address of principal executive offices)                     (Zip Code)


                                (301) 694-7899
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            (Registrant's telephone number, including area code)


                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




                             Page 1 of 2 Pages
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ITEM 5.  Other Events
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    On March 30, 1999, the Registrant filed a Form 12b-25 with respect to its
Form 10-KSB for the year ended December 31, 1998 pursuant to which the Registrant stated that it was working to complete an interim financing arrangement in order to provide additional working capital for fiscal 1999, and therefore it would not be able to timely file its Form 10-KSB on March
31, 1999.

    The completion of the financing arrangement, originally anticipated in early April, is now anticipated for late April or early May. In light of that schedule, the Registrant currently believes that it will not be able to file its Form 10-KSB until May 5, 1999. In addition, the Registrant currently believes that it will be unable to timely file its Form 10-QSB for the three months ended March 31, 1999 for the same reasons. The Registrant intends to file a Form 12b-25 with the Securities and Exchange Commission on or prior to May 15, 1999 with respect to the said Form 10-QSB. The Registrant currently expects to be able to file its Form 10-QSB for the three months ended March 31, 1999 within fifteen days after the filing of its Form 10-KSB.

    Also, on April 12, 1999, Mr. Steven T. Nordahl, Vice President of Brewing Operations and the Company's Brewmaster, tendered his resignation for personal reasons effective immediately.


                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FREDERICK BREWING CO.


Date: April 15, 1999        By:   /s/ Kevin E. Brannon
                                  ------------------------------
                                  Kevin E. Brannon
                                  Chairman and Chief Executive Officer

                                  2
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